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                                                                  Exhibit 10.22
                                WARRANT AGREEMENT

               WARRANT AGREEMENT, dated as of July 15, 1997 (this "Agreement"), between IBM Credit Corporation, a Delaware corporation ("IBM Credit"), and ENTEX Information Services, Inc., a Delaware corporation ("ENTEX").

               WHEREAS, pursuant to Section 5(C) of Amendment No. 8 dated as of July 15, 1997 ("Amendment No. 8") to the Fourth Amended and Restated Agreement for Wholesale Financing dated as of September 15, 1995, between IBM Credit and ENTEX, it was agreed that IBM Credit would receive warrants (the "Warrants") to purchase shares of Common Stock, par value $0.001 per share ("Common Stock"), of ENTEX, in the amounts, at the times and subject to the terms and conditions contained in this Agreement, in consideration for, among other things, the execution and delivery by IBM Credit of Amendment No. 8, as provided in this Agreement.

               NOW THEREFORE, the parties hereto hereby agree as follows:

               1. Issuance of Warrants. ENTEX shall issue to IBM Credit, its successors and permitted assigns (as used herein, the term "Holder" shall mean IBM Credit and/or its successors and permitted assigns, as the context shall require) Warrants (the "Warrants"), substantially in the form of Exhibit A attached hereto, to purchase shares of Common Stock, subject to adjustment pursuant to Section 6 (the "Warrant Shares") at an exercise price of Thirty-


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Seven Dollars and Seventy-Five Cents ($37.75) per share (the "Exercise Price"), covering the number of shares of Common Stock on the dates set forth below.


                                                          Percentage
Date of Issuance           Number of Shares            of Primary Shares
----------------              -------                        ----
Date Hereof                    33,447                        0.50%
October 15, 1997               16,724                        0.25%
December 15, 1997              16,724                        0.25%
January 15, 1998               33,447                        0.50%
February 15, 1998              33,448                        0.50%
------------------            -------                        -----
                              133,790                        2.00%


provided, however, that ENTEX shall not be required to issue Warrants on or after the payment by ENTEX in full of the Short Term Loan (as such term is defined in Amendment No. 7 dated as of December 1, 1996, to the Fourth Amended and Restated Agreement for Wholesale Financing dated as of September 15, 1995, between IBM Credit and ENTEX).

               2. Exercise of Warrants; Conversion Rights. (a) The Warrants may be exercised by the Holder in whole or in part at any time, commencing on the date hereof and ending, unless extended pursuant to the terms of Section 2(b) hereof, on or before 12:00 Midnight, New York City Time, on July 31, 2004 (the "Expiration Date").

               (b) The Holder may exercise the Warrants by delivering to Holdings a written notice of exercise substantially in the form attached as Annex I to Exhibit A (the "Exercise Notice"). The Warrants may be exercised in whole or in part. The Holder's obligation to purchase Warrant Shares upon any exercise of Warrants is subject to the conditions that (i) no preliminary or permanent injunction or other order of any court of competent jurisdiction prohibiting the purchase, issuance or delivery of the Warrant Shares shall be in effect and (ii) any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976,


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as amended (the "HSR Act"), shall have been terminated or shall have expired, provided, however, that any failure by the Holder to purchase the Warrant Shares upon exercise of the Warrants at any Warrant Closing (as hereinafter defined) as a result of the non-satisfaction of any of such conditions shall not affect or prejudice the Holder's right to purchase such Warrant Shares upon the subsequent satisfaction of such conditions. If filings are required to be made pursuant to the HSR Act, then the applicable date of the Warrant Closing shall be extended to complete such filings and any applicable waiting period under the HSR Act. The parties hereto hereby agree to cooperate to prepare and make as promptly as reasonably practicable any filings required to be made under the HSR Act as a result of any exercise of the Warrant.

               (c) At any time or from time to time on or prior to the Expiration Date when the Common Stock shall be listed on a national securities exchange, quoted in the NASDAQ National Market or traded in the over-the-counter market ("Publicly Traded") and the Exercise Price shall be less than the Current Market Price (as hereinafter defined) of a share of Common Stock, the Holder of the Warrants shall also have the right to convert the Warrants, or any portion thereof (the "Conversion Right"), without payment by the Holder of the Warrant of the Exercise Price or any other consideration, into shares of Common Stock as provided in this Section 2(c). Upon exercise of the Conversion Right with respect to a particular number of Warrant Shares (the "Converted Warrant Shares"), ENTEX shall deliver to the Holder of the Warrant so converted (without payment by the Holder of the converted Warrant of the Exercise Price or any other consideration) that number of shares of Common Stock equal to the quotient obtained by dividing (x) the difference between (1) the product of (A) the Current Market Price of a share of Common Stock multiplied by (B) the number of the Converted Warrant Shares,


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and (2) the product of (A) the Exercise Price multiplied by (B) the number of
Converted Warrant Shares in each case as of the Conversion Date (as hereinafter defined), by (y) the Current Market Price of a share of Common Stock on the Conversion Date. No fractional Warrant Shares shall be issuable upon exercise of the Conversion Right, and if the number of Warrant Shares to be issued determined in accordance with the following formula is other than a whole number, ENTEX shall pay to the Holder of the Warrant so converted an amount in cash equal to the Current Market Price of the resulting fractional Warrant Share on the Conversion Date.

               (d) The Conversion Right may be exercised by the Holder of a Warrant by the surrender of the Warrant being converted as provided in Section 2(c), together with a written statement specifying that the Holder of the Warrant being converted intends to exercise the Conversion Right with respect to such Warrant and setting forth the number of Converted Warrant Shares which are covered by the exercise of the Conversion Right. Such conversion shall be effective upon receipt by ENTEX of the Warrant being converted, together with the aforesaid written statement, on such later date as is specified therein (the "Conversion Date"). ENTEX shall issue to the Holder of the Warrant submitted for conversion as of the Conversion Date a certificate representing the Warrant Shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant of like tenor evidencing the balance of the Warrant Shares remaining subject to the Warrant submitted for conversion.

               (e) The "Current Market Price" of the Common Stock as of a particular date shall mean the average closing sale price over the 20 prior trading days, as reported on the principal stock exchange or quotation system on which the Common Stock is listed or quoted.


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               (f) ENTEX shall not be required to issue a fractional share of
Common Stock upon the exercise of the Warrants. As to any fraction of a share that the Holder of one or more Warrants, the rights of which are being exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, if such fraction is equal to or greater than one-half (1/2) of a share of Common Stock, ENTEX shall issue one share of Common Stock in respect of such fraction, provided, however, that cash shall be paid in lieu of fractional shares upon the exercise of the Conversion Right as provided in Section 2(c).

               3. Warrant Closing. The purchase of Warrant Shares by the Holder upon the exercise of a Warrant shall take place at a closing (the "Warrant Closing") to be held not later than five (5) business days after the delivery of the Exercise Notice at a time and place agreed on by the exercising Holder and ENTEX. At each Warrant Closing, (a) ENTEX will deliver to the exercising Holder a certificate or certificates representing the Warrant Shares being purchased pursuant to the Notice of Exercise, registered in the name of the exercising Holder, free and clear of all liens, claims, charges and encumbrances, and (b) the exercising Holder shall pay the purchase price for such Warrant Shares by delivery to ENTEX of a certified or bank cashier's check payable in New York Clearing House funds to the order of ENTEX in the amount of the Exercise Price or by wire transfer of immediately available funds to an account designated in writing by ENTEX.

               4. Representations &ad Warranties of ENTEX. ENTEX represents and warrants to the Holder that: (a) ENTEX is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to enter into and perform this Agreement; (b) the execution, delivery and performance by


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ENTEX of this Agreement has been duly authorized by all necessary corporate action on the part of ENTEX, and this Agreement has been duly executed and delivered by ENTEX and constitutes a valid and legally binding obligation of ENTEX enforceable in accordance with its terms, except that (i) the enforceability hereof may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; (c) the authorized capital stock of ENTEX consists of 2,000,000 shares of Preferred Stock, par value $0.001 per share, none of which are issued or outstanding, and 10,000,000 shares of Common Stock, of which (i)(A) a total of 6,479,812 shares are validly issued and outstanding, fully paid and nonassessable (the "Outstanding Shares"), (B) a total of 66,670 shares (the "1994 IBMCC Warrant Shares") are reserved for issuance pursuant to the Warrant Agreement (the "1994 IBMCC Warrant Agreement") dated as of November 15, 1994, among IBM Credit, ENTEX Holdings, Inc., a Delaware corporation and the former parent corporation of ENTEX ("Holdings"), and ENTEX, which, upon the exercise of the Warrant issued under the 1994 IBMCC Warrant Agreement (the "1994 IBMCC Warrant") and the payment of the exercise price provided for under the 1994 IBMCC Warrant Agreement and the 1994 IBMCC Warrant, will be validly issued and outstanding, fully paid and nonassessable, and (C) a total of 143,046 shares (the "Microsoft Shares") are reserved for issuance pursuant to the Common Stock Purchase Warrant dated June 21, 1996, issued by Holdings to Microsoft Corporation (the "Microsoft Warrant"), consisting of 75,000 shares originally reserved and 68,046 shares additionally reserved pursuant to Section


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3.4 of the Microsoft Warrant, which shares, upon the exercise of the Microsoft
Warrant and the payment of the exercise price provided for under the Microsoft Warrant, will be validly issued and outstanding, fully paid and nonassessable (the Outstanding Shares, the 1994 IBMCC Warrant Shares and the Microsoft Shares being hereinafter collectively referred to as the "Primary Shares"), and (ii) a total of 1,821,932 shares are reserved for issuance (A) pursuant to Stock Option Plans of Holdings and ENTEX adopted in 1996, (B) to independent directors for services to ENTEX in such capacity, or (iii) pursuant to the ENTEX Performance Incentive Plan (all of the foregoing shares being referred to collectively as the "Compensatory Shares"); (d) the Warrant Shares represent the respective percentages of the Primary Shares set forth in Section 2; (e) Holdings was merged with and into ENTEX on June 28, 1996, with ENTEX being the surviving corporation in such merger; (f) the execution, delivery and performance by ENTEX of this Agreement will not violate or conflict with (i) its Certificate of Incorporation or its By-Laws, each is amended to date (ii) any agreement to which ENTEX is a party, a breach or violation of which would have a material adverse effect upon the condition (financial or otherwise), assets, liabilities, business, operations or prospects of ENTEX or the ability of ENTEX to perform its obligations under this Agreement (an "ENTEX Material Adverse Effect"), (iii) any license, franchise or permit applicable to ENTEX a breach or violation of which would have an ENTEX Material Adverse Effect or (iv) any law, regulation, order, judgment or decree applicable to ENTEX a breach or violation of which would have an ENTEX Material Adverse Effect; (g) other than as may be required in connection with or in compliance with the provisions of the HSR Act, no authorization, consent or approval of, or any filing with, any governmental body or authority or any other person is necessary for consummation by


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
ENTEX of the transactions contemplated hereby; (h) there are no actions, suits, investigations or proceedings pending, or, to the knowledge of ENTEX, threatened; against ENTEX, at law or in equity or by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign or before any arbitrator of any kind, an adverse determination of which would have an ENTEX Material Adverse Effect or which in any matter draws into question the validity of this Agreement; (i) (i) except as disclosed in clause
(c) above, (ii) except for the rights set forth in the Option Agreement (the "1994 IBMCC Option Agreement"), dated as of July 15, 1994, among IBM Credit, Dort A. Cameron III ("Cameron"), Holdings, and ENTEX; and (iii) except for the 1994 IBMCC Warrant Shares, the Microsoft Warrant Shares, and the Compensatory Shares, and conversion rights under the 1994 IBMCC Warrant Agreement and the 1994 IBMCC Option Agreement issuable thereunder, ENTEX does not have outstanding any other shares of capital stock or securities convertible into or exchangeable for, or options or warrants or other rights to acquire from ENTEX or any other obligation to issue, directly or indirectly, any shares of capital stock; (j) except for the registration rights set forth in this Agreement, the 1994 IBMCC Warrant Agreement, the 1994 IBMCC Option Agreement, and the Microsoft Warrant, ENTEX is not under any obligation to cause the registration under the Securities Act of 1933 (the "Securities Act") of any of its currently outstanding capital stock or other securities or any of its capital stock or other securities that may hereafter be issued and (k) ENTEX has delivered to the Holder the information set forth on Schedule I hereto (the "ENTEX Corporate Information"), which ENTEX Corporate Information is true, correct and complete in all material respects as of the respective dates of the particular items of information included in such ENTEX Corporate


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Information, and such ENTEX Corporate Information, as of the respective dates of the particular items of information included in such ENTEX Corporate
Information, does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               5. Representations and Warranties of IBM Credit. IBM Credit represents and warrants to ENTEX that:

               (a) IBM Credit is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to enter into and perform this Agreement; (b) the execution, delivery and performance by IBM Credit of this Agreement has been duly authorized by all necessary corporate action on the part of IBM Credit, and this Agreement has been duly executed and delivered by IBM Credit and constitutes a valid and legally binding obligation of IBM Credit enforceable in accordance with its terms except that (i) the enforceability hereof may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; (c) the execution, delivery and performance by IBM Credit of this Agreement will not violate or conflict with (i) its Certificate of Incorporation or By-Laws, (ii) any agreement to which IBM Credit is a party which is material to the financial condition or business of IBM Credit, a breach or violation of which would have a material adverse effect upon the condition (financial or otherwise), assets,


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liabilities, business, operations or prospects of IBM Credit or the ability of
IBM Credit to perform its obligations under this Agreement (an "IBM Credit Material Adverse Effect"), (iii) any license, franchise or permit applicable to IBM Credit, a breach or violation of which would have an IBM Credit Material Adverse Effect, or (iv) any law, regulation, order, judgment or decree applicable to IBM Credit, a breach or violation of which would have an IBM Credit Material Adverse Effect; (d) other than as may be required in connection with or in compliance with the provisions of the HSR Act, no authorization, consent or approval of, or any filing with, any governmental body or authority or any other person is necessary for consummation by IBM Credit of the transactions contemplated hereby; (e) IBM Credit acknowledges that it has made its own investigation of ENTEX and that, except as expressly set forth herein, ENTEX makes no representations or warranties under this Agreement with respect to the business, assets, liabilities, operations, condition (financial or otherwise), or prospects of ENTEX; and (f) (i) IBM Credit is acquiring the Warrants hereunder and will acquire Warrant Shares upon the exercise of the Warrants for its own account, for investment and not with a view to the distribution thereof; (ii) IBM Credit understands that the issuance of the Warrants and the Warrant Shares will not be registered under the Securities Act, because such issuance is exempt from the registration requirements of the Securities Act and that such securities must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from the registration requirements thereunder, (iii) IBM Credit understands that the exemption from registration under the Securities Act afforded by Rule 144 promulgated thereunder ("Rule 144"), the provisions of which are known to IBM Credit depends upon the satisfaction of various conditions and that, if applicable, Rule 144 may only afford the basis for


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sales under certain circumstances and only in limited amounts, and (iv) IBM
Credit is an "accredited investor" (as such term is defined in Rule 501 (a) promulgated under the Securities Act).

               6. Certain Adjustments. (a) In the event of any change in the number of issued and outstanding shares of Common Stock by reason of any stock dividend, split-up, combination, reclassification, recapitalization, binding share exchange, merger or consolidation with any other person or other change in the corporate or capital structure of ENTEX having an effect on all issued and outstanding shares (a "Recapitalization Event"), the exercising Holder shall receive upon its exercise of the Warrant the Common Stock or other securities, cash or property to which such Holder would have been entitled to receive on the date of the exercise of the Warrant as if such holder had been a holder of record of issued and outstanding Warrant Shares on the record date fixed for determination of holders of Common Stock entitled to receive such stock or other securities, cash or property pursuant to such Recapitalization Event, and the Exercise Price shall be appropriately adjusted to give effect to such Recapitalization Event.

               (b) If at any time prior to the Expiration Date and prior to the time that the Common Stock is Publicly Traded ENTEX shall issue for cash shares of Common Stock having an aggregate purchase price of more than Fifty Million Dollars ($50,000,000) in any single transaction or a related series of transactions to a party other than ENTEX for a price per share (the "Third Party Purchase Price") that is less than the quotient of (A) Two Hundred Fifty Million Dollars ($250,000,000) divided by (B) the number of shares equal to the number of shares of Common Stock then issued and outstanding, increased by the number of (i) authorized but unissued 1994 IBMCC Warrant Shares, (ii) authorized but unissued Microsoft Shares, and


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     (iii) authorized but unissued Warrant Shares, but excluding the shares of
Common Stock to be issued to the Third Party, then the Exercise Price shall be reduced to an amount equal to the Third Party Purchase Price.

               (c) If the representation contained in Section 4(k) of this Agreement is inaccurate in any material respect and the Holder notifies ENTEX of the fact of such inaccuracy on or before March 1, 1998, then, without limiting any other rights of the Holder, the Holder and ENTEX will negotiate in good faith an equitable adjustment in the Exercise Price to reflect the impact of such inaccuracy on the valuation of the Common Stock as of the date hereof.

               7. Action by Majority Holders. If, at any time, more than one person or entity is deemed to be a Holder under the terms of this Agreement, then any waiver or consent, given or required to be given pursuant to this Agreement shall be deemed to have been validly taken or given only if such waiver or consent has been approved in writing by Holders that own or have the right to acquire a majority of the Warrant Shares (the "Majority Holders"), and such waiver or consent, if given, shall be binding and conclusive upon all remaining Holders.

               8. Certain Covenants. (a) ENTEX hereby agrees that the Holder shall have the right upon reasonable prior written notice and during normal business hours to inspect the books and records of ENTEX for a proper purpose, as if the Holder were a holder of Common Stock of record on the date such notice is delivered and to deliver to Holder all information that is given by ENTEX to stockholders of ENTEX generally.

               (b) All of the books and records of ENTEX and its subsidiaries will be maintained in accordance with generally accepted accounting principles, consistently applied.


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               (c) ENTEX will, and will cause each of its subsidiaries to, preserve and maintain its corporate existence and all of the rights, privileges and franchises necessary or desirable in the ordinary course of business and conduct its business in a regular manner; comply with the requirements of all applicable laws, rules, regulations and orders of any governmental body or authority, a violation of which would be reasonably likely to have an ENTEX Material Adverse Effect; pay and discharge all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any property belonging to it, prior to the date on which penalties attach thereto, and all lawful claims that, if unpaid, might become a lien upon the property of ENTEX or any such subsidiary, provided that neither ENTEX nor any such subsidiary shall be required to pay any such tax, assessment, charge, levy or claim, the payment of which is being contested in good faith and by proper proceedings if it maintains adequate reserves with respect thereto; and keep all of its properties necessary to the conduct of its business in good working order and condition (taking into consideration, however, the condition of such properties at the time such properties were acquired by ENTEX or such subsidiary), ordinary wear and tear excepted.

               (d) ENTEX agrees to deliver to the Holder such information concerning the business affairs and financial condition of ENTEX and its subsidiaries as it is obligated to deliver under the 1994 IBMCC Option Agreement and the 1994 IBMCC Warrant Agreement.

               (e) ENTEX will not enter into any transaction (other than transactions between ENTEX and members of the management of ENTEX pursuant to management equity arrangements in effect from time to time and any other transaction permitted by the Fourth Amended and Restated Agreement for Wholesale Financing between IBM Credit and ENTEX,


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
as the same may he amended or modified from time to time), with or for the benefit of any Affiliates except on terms no less favorable to ENTEX, than could be obtained in a comparable arm's-length transaction with an unaffiliated person.

               (f) ENTEX shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise of the Warrants. ENTEX further covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, if applicable, all Warrant Shares issuable upon exercise of the Warrants shall be duly and validly issued, fully paid and nonassessable.

               (g) ENTEX will not amend or otherwise modify, or permit to occur any amendment or modification of, the Certificate of Incorporation of ENTEX as in effect on the date hereof, if such amendment or modification would alter or change the powers, preferences or rights of the shares of the Common Stock that would materially and adversely affect the Holder.

               (h) ENTEX will provide to the Holder at least thirty (30) days' prior written notice of any proposed sale or other transfer by ENTEX of more than 50% of its assets.

               9. Sales to Third Parties. (a) If at any time prior to the Expiration Date, Cameron or any Affiliate of Cameron proposes to sell shares of Common Stock beneficially owned by any of them (as used herein, "beneficial ownership" refers to shares with respect to which Cameron or Affiliates of Cameron, as the case may be, possesses the power to dispose or direct the disposition), and the total number of shares of Common Stock proposed to be sold in such transaction represents at least 20% of the Fully Diluted Shares, then Cameron shall


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
deliver to the Holder written notice of such proposed sale which shall set forth the proposed date of such sale, the proposed purchaser, the total number of shares of Common Stock proposed to be sold, the proposed purchase price and type of consideration (including, if the purchase price consists in whole or in part of non-cash consideration, such information available to Cameron and his Affiliates as may be reasonably necessary for the Holder to properly analyze the economic value and investment risk of such non-cash consideration) and the other material terms and conditions of the purchase ("Notice of Intent to Sell"), and the Holder shall have the opportunity, upon exercise of the Warrants, subject to the terms of this Section 9(a), to sell to such proposed purchaser, at the same price per share and on the same terms and conditions as Cameron, a pro rata portion of the Warrant Shares, then owned by or issuable to the Holder that the Holder proposes to sell, as notified to Cameron pursuant to Section 9(b), based upon the proportion that the total number of shares of Common Stock proposed to be sold by Cameron pursuant to the Notice of Intent to Sell bears to the total number of shares of Common Stock beneficially owned by Cameron (but excluding the Option Shares, as defined in the 1994 IBMCC Option Agreement), his Affiliates, the Holder and all other security holders intending to participate in such proposed sale and the number of shares proposed to be sold by Cameron and his Affiliates will be correspondingly reduced.

               (b) If the Holder wishes to participate in any sale under Section 9(a) hereof, the Holder shall notify Cameron and ENTEX in writing of such intention and of the number of Warrant Shares proposed to be sold by the Holder not later than seven (7) business days after receipt of the Notice of Intent to Sell.


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
               (c) Notwithstanding any other provision of this Agreement, if Cameron, Affiliates of Cameron, or both propose to sell or exchange (in a business combination or otherwise) the Common Stock beneficially owned by them in a bona fide arm's-length transaction, involving the sale or exchange of at least 50% of the outstanding Common Stock, then Cameron, at his option, may require that the Holder (A) sell or exchange in the same transaction a portion of the Warrant Shares then owned by or issuable to the Holder in the same proportion as the number of shares of Common Stock proposed to be sold or exchanged by Cameron bears to the total number of shares of Common Stock (excluding all Option Shares) beneficially owned by Cameron and his Affiliates and (B) if stockholder approval of the transaction is required, that the Holder vote its shares of Common Stock in favor thereof. In any such sale or exchange, the Holder shall receive for its shares the identical consideration payable per share of Common Stock to all other holders of shares of Common Stock participating in such sale or exchange. At least thirty (30) days prior to the date of such proposed sale or exchange, Cameron shall deliver to the Holder written notice of such proposed sale or exchange which shall set forth the proposed date of such sale or exchange, the proposed purchaser, the total number of shares of Common Stock proposed to be sold or exchanged, the number of shares of Common Stock (excluding the Option Shares) beneficially owned by Cameron and his Affiliates, the amount and type of consideration (including, if the consideration consists in whole or in part of non-cash consideration, such information available to Cameron and his Affiliates as may be reasonably necessary for the holder to property analyze the economic value and investment risk of such non-cash consideration) and the other material terms of such proposed sale or exchange. Notwithstanding any provision to the contrary contained in


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
this Section 9(c), (i) the Holder shall not be obligated to participate in any such sale or exchange unless the Holder is entitled to rely upon any opinion of counsel received by Cameron or ENTEX, (ii) the Holder shall not be required to make any representation or warranty in connection with any such sale or exchange other than representations and warranties as to its authority, the enforceability of its obligations and ownership of the Warrant Shares, to be sold or exchanged by it, free and clear of all liens, claims, charges and encumbrances, and (iii) ENTEX and Cameron jointly and severally agree to indemnify and hold harmless, to the fullest extent permitted by applicable law, the Holder from and against all losses, claims, damages, liabilities, costs, expenses (including, but not limited to, reasonable attorney's fees) arising out of or relating to, claims made by third parties in connection with such sale or exchange.

               (d) For purposes of this Agreement, an "Affiliate" of any particular person or entity shall mean any person or entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such person or entity.

               (e) For purposes of this Agreement, the "Fully Diluted Shares" shall mean the total number of outstanding shares of Common Stock, giving effect to the exercise of all outstanding options, warrants (other than the Warrants), including those issued to or allocable to officers, outside directors, consultants or employees of ENTEX and the conversion or exchange of all securities convertible into or exchangeable for shares of Common Stock.

               (f) The Holder shall not be obligated to pay any of the fees, costs and expenses incurred in connection with any sale or exchange described in this Section 9, other than its own legal fees, costs and expenses.


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
               10. Restrictive Legends. (a) Except as otherwise provided in this
Section 10, each certificate representing Warrant Shares delivered to the Holder, and each certificate representing Common Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

               THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, (B) SUCH TRANSFER IS TO AN AFFILIATE OF THE HOLDER, (C) THE HOLDER OF THE SECURITIES PROPOSED TO BE TRANSFERRED SHALL HAVE DELIVERED TO ENTEX INFORMATION SERVICES, INC. EITHER A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL EXPERIENCED IN SECURITIES MATTERS TO THE EFFECT THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS, WHICH OPINION IS IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO ENTEX INFORMATION SERVICES, INC. OR (D) SUCH TRANSFER IS PURSUANT TO RULE 144 UNDER THE ACT AND SUCH HOLDER(S) SHALL HAVE DELIVERED TO ENTEX INFORMATION SERVICES, INC. A CERTIFICATE SETTING FORTH THE BASIS FOR APPLYING SUCH RULE TO THE PROPOSED TRANSFER.

               (b) Except as otherwise provided in this Section 10, each Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

               NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE OR OF THE SECURITIES ISSUABLE UPON EXERCISE THEREOF SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE


                                      -18

               WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) THE HOLDER OF THE SECURITIES PROPOSED TO BE TRANSFERRED SHALL HAVE DELIVERED TO THE ISSUER EITHER A. NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL EXPERIENCED IN SECURITIES MATTERS TO THE EFFECT THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS, WHICH OPINION IS IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER OR (C) SUCH TRANSFER IS PURSUANT TO RULE 144 UNDER THE ACT AND SUCH HOLDER SHALL HAVE DELIVERED TO THE ISSUER A CERTIFICATE SETTING FORTH THE BASIS FOR APPLYING SUCH RULE TO THE PROPOSED TRANSFER.

               (c) Notwithstanding the foregoing, the legend requirements of this Section 10 shall terminates as to any particular Warrant or Warrant Share when ENTEX shall have received from the holder thereof an opinion of counsel in form and substance reasonably acceptable to the Company that such legend is not required in order to ensure compliance with the Securities Act. Whenever the restrictions imposed by this Section 10 shall terminate, the holder hereof or of Warrant Shares, as the case may be, shall be entitled to receive from ENTEX without cost to such holder a new Warrant or certificate for Warrant Shares of like tenor, as the ease may be, without such restrictive legend.

               11. Transfers. (a) Neither the Warrants nor the Warrant Shares shall be transferred to any person other than an Affiliate of the Holder other than pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or an exemption from the registration provisions thereof. Each certificate, if any, evidencing such shares of Common Stock issued upon any such transfer, other than in a public offering pursuant to an effective registration statement shall bear the restrictive legend set forth in Section 10, unless in the opinion of counsel to the transferring Holder, such legend is not required for the purposes of compliance with the Securities Act. The Holder shall not be entitled to transfer the Warrant or the Warrant Shares or the Conversion Shares except in accordance with this Section 11 or Section 20 hereof.

               (b) Subject to compliance with the restrictions on transfer set forth in this Section 11, each transfer of the Warrants and all rights thereunder, in whole or in part, shall be registered on the books of ENTEX to be maintained for such purpose, upon surrender of a Warrant at the Designated Office of ENTEX designated for such purpose pursuant to Section 20, together with a written assignment of the Warrant in the form of Annex II to Exhibit A hereto duly executed by the Holder or its agent or attorney. Upon such surrender and delivery, ENTEX shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees for the number of Warrant Shares specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, if any. A Warrant, if properly assigned in compliance with the provisions hereof, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued. All Warrants issued upon any assignment of Warrants shall be the valid obligations of ENTEX, evidencing the same rights, and entitled to the same benefits as the Warrants surrendered upon such registration of transfer or exchange.

               12. Demand Registration. (a) In the event that the Common Stock is Publicly Traded, the Holder may (i) on an unlimited number of occasions require ENTEX to effect the registration of Warrant Shares issued or issuable hereunder (the "Registerable Securities") on Form S-3 (or any successor form thereto, a "Short Form Registration"); and (ii) in the event a Short Form Registration is unavailable at the time of such request on up to two occasions, require ENTEX to effect the registration (but not for when-issued trading) of Warrant Shares issued and issuable hereunder on Form S-1 (or any successor form hereto), a "Long Form Registration"), in each case pursuant to the provisions of this Section 12. If the Holder shall give notice to ENTEX to the effect that such Holder desires to transfer Warrant Shares issued and issuable hereunder pursuant to a public distribution (within the meaning of the Securities Act), then ENTEX shall, as promptly as practicable after receipt of such notice (but in any event within 120 days after receipt of such notice), file a registration statement on the appropriate form pursuant to the Securities Act and cause Warrant Shares to be registered under the Securities Act and qualified under the securities or blue sky laws of any jurisdiction requested, subject to Section 14(d), to the end that such Warrant Shares may be sold by the Holders under the Securities Act and pursuant to the securities or blue sky laws of the jurisdictions requested, as promptly as is practicable thereafter, ENTEX will use its best efforts to cause any such registration to become effective and to keep the prospectus included therein current as provided in Section 14(b); provided that such Holder shall furnish ENTEX with such appropriate information in connection therewith as ENTEX may reasonably request in writing. Notwithstanding the foregoing, ENTEX shall not be required to effect any Long-Form Registration hereunder for a proposed maximum aggregate offering price of less than $10.0 million or any Short-form Registration hereunder for a proposed maximum aggregate offering price of less than $2.0 million unless, in the case of any Short-form Registration hereunder, the registration covers all of the remaining Warrant Shares purchased or purchasable by the Holder hereunder. The managing underwriters, if any, for any offering made pursuant to this Section

12 shall be selected by the Holder, subject to the consent of ENTEX, which consent shall not he unreasonably withheld.

               (b) If a registration statement filed pursuant to a request made under this Section 12 relates to an underwritten offering, and the managing underwriter advises ENTEX and the Holder in writing that in its opinion the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such Registrable Securities or the price at which such securities can be sold, ENTEX will include in such registration (i) first, all of the securities requested to be registered pursuant to the 1994 IBMCC Option Agreement, (ii) second, all of the Registrable Securities requested to be registered pursuant to the 1994 IBMCC Warrant Agreement; (iii) third, all of the Registerable Securities requested to be registered by the Holder; and (iv) fourth, other securities requested to be included in such registration, pro rata among the respective holders of such other securities (if, and to the extent permitted, by such managing underwriter). If ENTEX shall at any time provide to any person rights with respect to the registration of Common Stock under the Securities Act which are, in the reasonable judgment of the Holder, on terms or conditions that are more favorable to such person than the terms or conditions provided for in this Section 12, ENTEX shall provide (by way of amendment to this Agreement or otherwise) such more favorable terms or conditions to the Holder.

               13. Piggy-Back Registration. (a) If ENTEX, at any time, proposes to file on its behalf and/or on behalf of any of its security holders, a registration statement under the Securities Act on any form (other than a registration statement on Form S-8 or any successor form for securities to be offered to employees of ENTEX pursuant to any employee benefit plan or Form S-4 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act) for the registration of any class of its equity securities (as defined in Section 3(a)(11) of the Exchange Act), other than a registration statement for a primary initial public offering by ENTEX in which no other security holders of ENTEX are participating, it will give written notice to the Holder as promptly as reasonably possible, but in no event later than thirty (30) days prior to the initial filing with the Securities and Exchange Commission (the "Commission") of such registration statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by ENTEX. The notice shall offer to include in such filing such issued Registrable Securities, and such Registrable Securities issuable to the Holder as the Holder may request, on the same terms and conditions as are applicable to ENTEX or other selling security holders.

               (b) If the Holder desires to have Registrable Securities registered under this Section 13, it shall advise ENTEX in writing within fifteen (15) days after the date of receipt of such offer from ENTEX, setting forth the number of such Registrable Securities for which registration is requested. ENTEX shall thereupon include in such filing the number of Registrable Securities for which registration is so requested, subject to the next sentence, and shall use its best efforts to effect registration under the Securities Act of such securities; provided, however, that ENTEX may, at any time, abandon any offering in which any such Registrable Securities would otherwise be required to be included hereunder. If the managing underwriter of a proposed underwritten public offering of Common Stock shall advise ENTEX in writing that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by ENTEX and any other shareholders of ENTEX would materially and adversely affect the distribution of such securities, then the number of Registrable Securities determined by such underwriter to be the maximum number capable of being included in such registration shall be allocated as follows: (i) if the offering was initiated as a primary offering by ENTEX, first, to the shares sought to be included by ENTEX and second, to the shares sought to be included by the Holder and by any other shareholders of ENTEX in proportion to the number of shares sought to be included in such registration; and (ii) if the offering is a secondary offering initiated by other shareholders of ENTEX, first, to the shares sought to be included by such shareholders and by the Holder, in proportion to the numbers of shares sought to be included by them in such registration, and then to any shares sought to be included by ENTEX or any other shares in such registration.

               14. Registration Procedures. If ENTEX is required by the provisions of this Agreement to effect the registration of any Registrable Securities under the Securities Act, ENTEX shall, as soon as practicable:

               (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become effective;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and such prospectus current for up to 270 days from the initial date of effectiveness and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement;

               (c) furnish to the Holder such number of copies of the registration statement, preliminary prospectuses and prospectuses and each supplement or amendment thereto together with such other documents as the Holder may reasonably request in order to facilitate the sale or other disposition of the securities being sold by the Holder (i) in conformity with the requirements of the Securities Act and (ii) the Holder's proposed method of distribution, provided that ENTEX shall not be required to keep the registration statement effective for a period longer than that specified in Section 14(b);

               (d) use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as the Holder shall reasonably request (provided, however, that ENTEX shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified, to file any general consent to service of process under the laws of any such jurisdiction or to do any such act that would subject ENTEX to the payment of taxes in any such jurisdiction), and do such other reasonable acts and things as may be required of it to enable the Holder to consummate the disposition in such jurisdiction of the securities covered by such registration statement;

               (e) use its best efforts to otherwise comply with all applicable rules and regulations of the Commission and make available to the holders of its securities, as soon as reasonably practicable, but not later than 16 months after the effective date of the registration statement an earnings statement covering the period of at least twelve months beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 10(a) of the Securities Act;

               (f) provide and cause to be maintained, a transfer agent and registrar for the Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

               (g) if requested by the underwriters for any underwritten offering on behalf of the Holder pursuant to a registration requested hereunder, ENTEX will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by ENTEX and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including without limitation, indemnities to the effect and the extent provided in Section
16. The Holder shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, ENTEX to and for the benefit of such underwriters, shall also be made to and for the benefit of the Holder; and the Holder shall not be required by ENTEX to make any representations or warranties to or agreement with ENTEX or the underwriters other than reasonable and customary representations, warranties or agreements regarding the Holder, the Registerable Securities and the Holder's intended method or methods of disposition and any other representation required by law;

               (h) make available for inspection by the Holder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by such Holder or underwriter, all financial or other records, pertinent corporate documents and properties of ENTEX, and cause the officers, directors, employees and independent accountants of ENTEX to supply all information reasonably requested by the Holder or any such underwriter, attorney, accountant or agent in connection with such registration statement; provided that ENTEX shall have no obligation to make such information available to any person or entity which (A) is a direct competitor of ENTEX or
(B) refuses to execute a confidentiality agreement reasonably satisfactory to ENTEX with respect to information not required by such person or entity to be disclosed under the Securities Act or the Exchange Act;

               (i) furnish, at the written request of the Holder if the Holder requests registration of Registrable Securities pursuant to Section 13 or 14, on the date that such Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if Registrable Securities are not being sold through underwriters, on the date that the registration statement with respect to such Registrable Securities becomes effective, (1) an opinion in customary form, dated such date, of the counsel representing ENTEX for the purposes of such registration, addressed to the underwriters, if any, and to the Holder covering such matters as such underwriters or the Holder may reasonably request and (2) letters (the "Comfort Letters") in customary form dated, respectively, (a) the effective date of the registration statement and (b) the date on which such securities are delivered to the underwriters, if any, from the independent certified public accountants of ENTEX, addressed to the underwriters, if any, and to the Holder covering such financial, statistical and accounting matters as such underwriters or the Holder may reasonably request (and, if such accountants refuse to deliver such letter to the Holder, then the Comfort Letters shall be addressed to ENTEX and accompanied by a letter addressed to the Holder suiting that they may rely on the comfort letter addressed to ENTEX);

               (j) enter into such customary agreements and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities being registered;

               (k) if requested by the Holder, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to the Holder and each underwriters, if any, of the Registrable Securities covered by such registration statement, copies of such registration statement, or amendment or supplement, as proposed to be filed;

               (1) keep the Holder advised in writing as to the initiation and progress of any registration hereunder, as the case may be, and after the filing of any registration statement with respect to any Registrable Securities, notify the Holder of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

               (m) use its best efforts to cause the Registrable Securities to be registered to be listed on each national securities exchange on which like securities issued by ENTEX are then listed; and

               (n) during the period when the registration statement is required to be effective, notify the Holder of the happening of any event as a result of which the prospectus included in the registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such securities, such prospectus will not contain and untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               It shall be a condition precedent to the obligation of ENTEX to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of the Holder that the Holder shall furnish to ENTEX such information regarding the securities held by the Holder and the intended method of disposition thereof, as ENTEX shall reasonably request and as shall be required in connection with the action taken by ENTEX.

               The registration rights contained in Sections 12 and 13 shall terminate at such time as all of the Warrant Shares have been sold pursuant to an effective registration statement under the Securities Act and shall not be available with respect to any proposed sale of Warrant Shares if, at the time of such sale, such shares may be sold without registration pursuant to Rule 144.

               15. Registration Expenses. ENTEX shall bear all expenses incurred in connection with any offering of securities contemplated by this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers), printing expenses, fees and disbursements of counsel for ENTEX, expenses of any special "comfort letters" incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 14(d), except that ENTEX shall not be liable for any fees, discounts or commissions to any underwriter with respect to the sale of securities contemplated by this Agreement, any fees or expenses of any brokers effecting the sale of securities contemplated by Sections 12 or 13, the fees and expenses of any counsel to the Holder hereunder, or any expenses of any special audits required in connection with a registration pursuant to
Section 12 hereof, beyond the annual audited financial statements of ENTEX.

               16. Indemnification and Contribution. (a) In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to Section 12 or 13, ENTEX shall indemnify and hold harmless each Holder of such Registrable Securities, such Holder's directors and officers and each other person (including each underwriter) who participated in the offering of such Registrable Securities and each other person, if any, who "controls" (within the meaning of the Securities Act) such Holder or such participating person against any losses, claims, damages or liabilities, joint or several, to which such Holder or any such director or officer or participating person or person "controlling" such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Holder or such director, officer or participating person or person "controlling" such person for any legal or any other expenses reasonably incurred by such Holder or such director, officer or participating person or person "controlling" such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that ENTEX shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to ENTEX by the Holder seeking indemnification or reimbursement hereunder for use therein or (in the case of any registration pursuant to Section 12) so furnished for such purposes by the underwriter seeking indemnification or reimbursement hereunder for use thereon; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any alleged untrue statement or alleged omission in any preliminary prospectus but eliminated or remedied in the final prospectus, such indemnity agreement shall not inure to the benefit of any underwriter from whom the person asserting any such loss, claim, damage, liability or action purchased the securities which are the subject thereof (or to the benefit of any person who "controls" such underwriter), if a copy of the final prospectus was not sent or given to such person with or prior to the written confirmation of the sale of such securities to such person and the delivery thereof would have constituted a defense to the claim by such person; and provided further, however, that ENTEX shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (and appropriate local counsel) at any time for all indemnified parties under this Section 16 which firm shall be designated in writing by such indemnified parties. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or such director, officer or participating person or person "controlling" such person, and shall survive the transfer of such securities by such Holder.

               (b) Each Holder of Registrable Securities that are included in any registration statement pursuant to Sections 12 or 13, by acceptance thereof, agrees to indemnify and hold harmless ENTEX, its directors and officers and each other person who "controls" ENTEX within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which ENTEX or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to ENTEX by such Holder of Registrable Securities contained in any registration statement under which securities were registered under the Securities Act at the request of such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto.

               (c) If the indemnification provided for in this Section 16 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 16(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (d) Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 16, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure so to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 16 except to the extent it has been prejudiced in any material respect by such failure. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party may assume the defense of such claim, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of such proceedings which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a complete and unconditional release from all liability in respect of such claim or litigation.

               (e) The indemnification required by this Section 16 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

               17. Opinion of Counsel. Simultaneously with the execution and delivery of this Agreement, IBM Credit shall receive an opinion of counsel to ENTEX, who may be the General Counsel of ENTEX, substantially in the form attached hereto as Exhibit B.

               18. EXPENSES. Except (i) as otherwise specified in Sections 15 and 16 and (ii) that ENTEX will pay the reasonable expenses of IBM Credit (including, but not limited to, the fees and expenses of legal counsel to IBM Credit) incurred in connection with the preparation of this Agreement, each party hereto shall pay its or his own expenses incurred in connection with this Agreement.

               19. Amendment. The provisions of this Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the Majority Holders (determined as if all Warrants had been exercised in their entirety) and the provisions of this Agreement applicable to ENTEX may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by ENTEX. Provisions of this Agreement relating to Cameron or Affiliates of Cameron may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by Cameron.

               20. Assignment. No party to this Agreement may assign any of its rights or interests or obligations under this Agreement without the prior written consent of the other parties hereto, except IBM Credit may assign its rights or interests hereunder to any Affiliate of IBM Credit without the consent of ENTEX or to any other person with the consent of ENTEX. Notwithstanding anything herein to the contrary, the Holder may not assign any interest herein (including any interest in the Warrants or the Warrant Shares) to any person or entity primarily engaged in the sale of personal computer systems or provision of consulting, integration and support services to users of personal computers without the prior written consent of ENTEX.

               21. Confidentiality. So long as the Common Stock has not become Publicly Traded, the Holder agrees to keep the terms of this Agreement confidential, except that the Holder may disclose this Agreement or the terms hereof if such disclosure is required by law in the opinion of counsel to the Holder (including, without limitation, any federal or state securities law). The Holder further agrees to keep confidential any information regarding ENTEX disclosed to it by ENTEX pursuant to this Agreement unless (i) in the opinion of counsel to the Holder, disclosure of such information is required by law (including, without limitation, any federal or state securities law), (ii) such information is generally available to the public or (iii) such information was disclosed to the Holder by a party other than ENTEX that is not subject to any agreement restricting the disclosure of such information. Notwithstanding the generality of the preceding two sentences, the Holder shall be permitted to disclose this Agreement, the terms hereof or any such information (i) to its Affiliates, (ii) to its legal counsel and independent auditors or independent certified public accountants, (iii) upon the order or express direction of any court or government agency or authority,
(iv) to the extent reasonably required in connection with any litigation to which one or more of the Holders, Cameron or ENTEX are a party adverse to one another, or (v) to the extent reasonably required in connection with the enforcement of any rights hereunder. ENTEX agrees to consult with the Holder before disclosing this Agreement or the terms thereof to any third party, it being understood and agreed that such disclosure may be required to be made by ENTEX in connection with the obtaining of financing or for other proper business purposes. If the Holder receives a request to disclose all or any portion of this Agreement or the material terms hereof under terms of a subpoena, order, civil investigative demand or similar process or other oral or written request issued by a court of competent jurisdiction or by a federal, state or local governmental regulatory body or agency, the Holder agrees, to the extent reasonably practicable, to notify ENTEX of the existence, terms and circumstances surrounding such request so that ENTEX may seek an appropriate protective order or waive compliance with this Section 20, and, to consult with ENTEX concerning the advisability of taking appropriate legal steps to resist or narrow such a request. If, failing the entry of a protective order or the receipt of a waiver hereunder or a mutually agreeable narrowing of such request, the Holder, in the opinion of its counsel, is compelled to disclose the terms of this Agreement or such information, then the Holder may disclose such terms or such information which its counsel advises the Holder that the Holder is compelled to disclose.

               22. Notices. All notices and other communications hereunder shall be in writing and shall be given and shall be deemed to have been duly given if delivered in person, by overnight delivery or facsimile transmission, with transmission confirmed, to the parties as follows:

          If to Cameron:
                         Mr. Dort A. Cameron III
                         c/o Airlie Enterprises, L.L.C.
                         115 East Putnam Avenue
                         Greenwich, CT 06830
                         Facsimile No: (203) 661-0479

          If to ENTEX:
                         ENTEX Information Services, Inc.
                         Six International Drive
                         Rye Brook, NY 10573
                         Attention: General Counsel
                         Facsimile No: (914) 955-3880

          in each case with a copy to:
                         Reid & Priest LLP
                         40 West 57th Street
                         New York, NY 10019
                         Attention: Richard S. Green, Esq.
                         Facsimile No: (212) 603-2001

          If to IBM Credit:
                         IBM Credit Corporation
                         1133 Westchester Avenue
                         White Plains, New York 10604-3599
                         Attention: Director, Global Credit
                                        Remarketing Financing
                         Facsimile No:   (914) 642-3580

or to such other address as any party may have furnished to the other parties in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

               23. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document.

               24 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws principles thereof.

               25. Binding Effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the heirs, personal representatives, successors and assigns of the parties hereto. Nothing expressed or referred to in this Agreement is intended or shall be construed to give any person other than the parties to this Agreement, or their respective heirs, personal representatives, successors or assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

               26. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

               27. SEVERABILITY. If any term, provision, covenant or restriction of this Agreement, is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               28. Further Assurances. ENTEX will, upon the request of the Holder, execute and deliver such documents and take such action reasonably deemed by the Holder to be necessary or desirable to more effectively complete and evidence the sale and transfer of any Option Shares or Conversion Shares purchased by the Holder pursuant to this Agreement.

               29. Miscellaneous. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                                   * * * * *

               IN WITNESS WHEREOF, the undersigned have hereunto set their names as of the day and year first above written.

                                    ENTEX INFORMATION SERVICES, INC.

                                    By:/s/ JOHN A. McKENNA JR.
                                       -------------------------------
                                       Name: John A. McKenna Jr.
                                       Title: President

                                    IBM CREDIT CORPORATION

                                    BY:
                                       -------------------------------
                                       Name:
                                       Title :

AGREED as to
Section 9 hereof.


/s/ DORT A. CAMERON III
-------------------------------
Dort A. Cameron III

               29. Miscellaneous. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                                   * * * * *

               IN WITNESS WHEREOF, the undersigned have hereunto set their names as of the day and year first above written.

                                    ENTEX INFORMATION SERVICES, MAC.

                                    By:
                                       -------------------------------
                                       Name:
                                       Title:

                                    IBM CREDIT CORPORATION

                                    BY: /s/ PHILIP N. MORSE
                                       -------------------------------
                                       Name: Philip N. Morse
                                       Title: Director Global Credit
                                              [ILLEGIBLE] Financing

AGREED as to
Section 9 hereof.



-------------------------------
Dort A. Cameron III

                                                                      EXHIBIT A

NEITHER THE WARRANTS REPRESENTED BY THIS CERTIFICATE NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE OR OF THE SECURITIES ISSUABLE UPON EXERCISE THEREOF SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, (B) THE HOLDER OF THE SECURITIES PROPOSED TO BE TRANSFERED SHALL HAVE DELIVERED TO THE ISSUER EITHER A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL EXPERIENCED IN SECURITIES MATTERS TO THE EFFECT THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION REOUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS, WHICH OPINION IS IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER OR (C) SUCH TRANSFER IS PURSUANT TO RULE 144 UNDER THE ACT AND SUCH HOLDER SHALL HAVE DELIVERED TO THE ISSUER A CERTIFICATE SETTING FORTH THE BASIS FOR APPLYING SUCH RULE TO THE PROPOSED TRANSFER.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THE WARRANT AGREEMENT DATED AS OF JULY 15, 1997 BETWEEN IBM CREDIT CORPORATION AND ENTEX INFORMATION SERVICES, INC., UNDER WHICH SUCH WARRANTS WERE ISSUED. A COPY OF SUCH WARRANT AGREEMENT IS AVAILABLE AT THE EXECUTIVE OFFICES OF THE ISSUER.

                shares                               Warrant No. IBMCC 1997-1

                           FORM OF WARRANT CERTIFICATE
                        ENTEX INFORMATION SERVICES, INC.



             THIS IS TO CERTIFY THAT IBM CREDIT CORPORATION, or registered assigns, is entitled, at any time prior to the Expiration Date (such term, and certain other capitalized terms used herein, have the meanings given such terms in the Warrant Agreement, as defined below), to purchase from ENTEX INFORMATION SERVICES, INC., a Delaware corporation ("ENTEX"), ___________________________ __________________________________ (_____________) authorized, but theretofore unissued shares of the Common Stock, par value $0.001 per share at a price of Thirty-Seven Dollars and Seventy Five Cents ($37.75) per share, all on the terms and conditions and pursuant to the provisions set forth in the Warrant Agreement dated as of July 15, 1997 between IBM Credit Corporation and

ENTEX (the "Warrant Agreement"), to all of which the Holder of this Warrant by acceptance hereof consents.

             The Warrant represented hereby is one of the Warrants to purchase shares of Common Stock of Holdings issued pursuant to the Warrant Agreement.

1.      EXERCISE OF WARRANT

               1.1.     Manner of Exercise. From and after the Closing
Date and until 5:00 P.M., New York time, on the Expiration Date (the "Exercise Period"), the Holder may from time to time exercise this Warrant, on any Business Day, for all of the Warrant Shares purchasable hereunder. This warrant may be exercised in whole or in part.

               In order to exercise this Warrant, in whole or in part, the Holder shall deliver to ENTEX a written notice of the Holder's election to exercise this Warrant (an "Exercise Notice"), which Exercise Notice shall be irrevocable. The Holder shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, deliver to ENTEX at the address indicated in the Warrant Agreement (i) payment of the Exercise Price and (ii) the Warrant to be exercised. The Exercise Notice shall be in the form of the subscription form appearing at the end of this Warrant as Annex I, duly executed by the Holder or its duly authorized agent or attorney. Upon receipt of the Warrant Price and the Warrant, ENTEX shall, as promptly as practicable, and in any event within five (5) Business Days thereafter, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of shares of the Common Stock of ENTEX issuable upon such exercise, together with cash in lieu of any fraction of a share, as set forth below. The stock certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as such Holder shall reasonably request in the Exercise Notice and shall be registered in the name of the Holder or such other name as shall be designated in the Exercise Notice, subject to the restrictions on transfer contained in the Warrant Agreement. The Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the items specified in clauses (i) and (ii) above are received by ENTEX, subject to the provisions set forth in Section 2(b) of the Warrant Agreement. Payment of the Warrant Price shall be made by certified or bank cashier's check or by wire transfer of immediately available funds to an account designated in writing by ENTEX.

               1.2 Fractional Shares. ENTEX shall not be required to issue a fractional share of Common Stock upon exercise of this Warrant. As to any fraction of a share that the Holder of one or more Warrants, the rights under which are exercised in the same transaction, would otherwise be entitled to purchase upon such exercise, if such fraction is equal to or greater than one-half (1/2) of a share of Common Stock, ENTEX shall issue one share of Common Stock in respect of such fraction, provided, however, that cash shall be paid in lieu of fractional shares upon the exercise of the Conversion Price set forth in
Section 2(c) of the Warrant Agreement.

               1.3. Continued Validity and Application. A Holder of shares of Warrant Stock issued upon the exercise of this Warrant, in whole or in part, including any transferee of such shares (other than a transferee who acquires such shares after the same have been publicly sold pursuant to a registration statement under the Securities Act or sold pursuant to Rule 144 thereunder), shall continue, with respect to such shares, to be entitled to all rights and to be subject to all obligations that are applicable to such Holder by the terms of this Warrant.

               1.4. Conversion Rights. This warrant shall be convertible into shares of Common Stock on the terms and subject to the conditions set forth in
Section 2 of the Warrant Agreement.

2.      TRANSFER, DIVISION AND COMBINATION

             This Warrant shall be subject to the provisions regarding transfer, division and combination set forth in Sections 11 and 19 of the Warrant Agreement.

3.      REGISTRATION

               The Holder of this Warrant shall have the demand and piggy-back registration rights set forth in Sections 12 and 13 of the Warrant Agreement.

4.      OFFICE OF ENTEX

             As long as any of the Warrants remains outstanding, ENTEX shall maintain an office or agency, which may be the principal executive offices of ENTEX, where the Warrants may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the office of ENTEX at Six International Drive, Rye Brook, New York 10573; thereafter, such office shall be the office of ENTEX or of an agency designated by ENTEX in a notice delivered to the registered Holders of all Warrants.

5.      FINANCIAL AND BUSINESS INFORMATION

             Until the Expiration Date, ENTEX shall deliver to each Holder of Warrants or of Warrant Stock the information set forth in Section 8 of the Warrant Agreement.

6.      RIGHTS AS HOLDERS OF WARRANTS

             No Holder of this Warrant shall have any rights as a stockholder of ENTEX until such Holder shall have exercised this Warrant pursuant to and in accordance with the terms of this Agreement.



             IN WITNESS WHEREOF, ENTEX has caused this Warrant to be duly executed and its corporate seal to be impressed hereon and attested by its Secretary or an Assistant Secretary.

                                ENTEX INFORMATION SERVICES, INC.

                                By:
                                    ------------------------------------
                                    Name:
                                    Title:

Attest:

By:
    ----------------------------
     Name:
     Title:

                                    ANNEX I

                               NOTICE OF EXERCISE

ENTEX Information Services, Inc.
Six International Drive
Rye Brook, New York 10573
Attention: President

        The undersigned hereby irrevocably elects to exercise the Warrant granted pursuant to the Warrant Agreement, dated as of July 15, 1997, between IBM Credit Corporation and ENTEX Information Services, Inc. ("ENTEX"), as amended, modified or supplemented from time to time, to purchase shares of Common Stock, par value $.001 per share, of ENTEX,* as provided therein.

        Dated:
              -------------------------------
        Name of Holder or
        Assignee (Please Print):

        Address:

        Taxpayer Identification No.

        Signature:

        Name and Title (Please Print):

        Signature Guaranteed:




----------------------------
* Modify description of securities accordingly if Warrant Shares do not consist of shares of Common Stock, par value $0.001 per share, of ENTEX.

                                    ANNEX II

                                ASSIGNMENT FORM

             FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this warrant with respect to the number of shares of Common Stock of ENTEX Information Services, Inc. ("ENTEX") set forth below. Capitalized terms used but not defined herein have the meanings given such terms in the Warrant Agreement dated as of July 15, 1997, between IBM Credit Corporation and ENTEX.

               Name and Address                     Number of Shares
                of Assignee                         of Common Stock
               ----------------                     ----------------


       The undersigned does hereby irrevocably constitute and appoint__________ attorney-in-fact to register such transfer onto the books of ENTEX maintained for the purpose, with full power of substitution in the premises.

Dated:                               Print Name:
      -----------------------                   ---------------------------
                                     Signature:
                                                ---------------------------
                                     Witness:
                                             ------------------------------

NOTICE: The signature on this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                   SCHEDULE 1
                                       TO
                                WARRANT AGREEMENT
                                 BY AND BETWEEN
                        ENTEX INFORMATION SERVICES, INC.
                                       AND
                             IBM CREDIT CORPORATION
                             DATED AS JULY 15, 1997
================================================================================

================================================================================

Consolidated balance sheet for ENTEX Information Services, Inc. as of March 31, 1997 and the consolidated statements of operations, stockholders' equity and cash flows for the fiscal quarter ending March 31, 1997 received by IBM Credit Corporation.

Quarterly balance sheet, income statement and statement of sources and uses of funds projections, dated July 2, 1997, for each fiscal quarter through the fiscal quarter ending June 1998.

Collateral Reports provided to IBM Credit from January 1, 1997 through September 14, 1997.